Booz | Allen | Hamilton® BOOZ ALLEN HAMILTON ANNOUNCES SECOND QUARTER FISCAL 2022 RESULTS + Company Delivers Revenue Increase of 4.3 percent over the Prior Year Period to $2.1 billion, and Revenue, Excluding Billable Expenses1 Growth of 3.6 percent + Strong Bottom-Line Performance Across Adjusted EBITDA Margin1, Adjusted Diluted Earnings per Share1, and Operating Cash Flow + Diluted Earnings Per Share of $1.14 and Adjusted Diluted Earnings Per Share1 of $1.26 + 18.0 percent Increase in Total Backlog to $29.0 billion; Book-to-Bill of 2.03x + 5.8 percent Year-Over-Year Headcount Growth and 2.3 percent Headcount Growth Since Prior Quarter + Quarterly Dividend of $0.37 per Share "Booz Allen is focused on velocity, leadership, and technology as we continue to help clients transform their most critical missions. Our strong second-quarter performance creates momentum that will allow us to accelerate through the rest of this fiscal year and beyond. The team delivered solid revenue growth, excellent bottom-line results, and strong progress on hiring that positions us for continued success." — HORACIO ROZANSKI President and Chief Executive Officer McLean, Virginia; October 29, 2021 - Booz Allen Hamilton Holding Corporation (NYSE: BAH), the parent company of management and technology consulting and engineering services firm Booz Allen Hamilton Inc., today announced preliminary results for the second quarter of fiscal 2022. In the second quarter of fiscal 2022, the Company delivered strong overall performance, with excellent Adjusted EBITDA1 margins, Adjusted Diluted EPS1, headcount growth, and quarterly backlog growth, positioning the Company for a strong second half and full fiscal year top line acceleration. On September 13, 2021, the Company announced it had completed the acquisition of Tracepoint, a leading digital forensics and incident response company, after making an initial strategic investment in Tracepoint in December 2020. This transaction is aligned with the Company's broader capital deployment strategy to accelerate advancement in critical technology areas such as cybersecurity. The Company reported the following second quarter fiscal 2022 results as compared to second quarter fiscal 2021: quarterly revenue growth of 4.3 percent and a 3.6 percent quarterly increase in Revenue, Excluding Billable Expenses1; Net Income increased by 13.8 percent to $154.8 million, and Adjusted Net Income1 increased by 18.6 percent to $170.2 million; Adjusted EBITDA1 increased 18.1 percent to $269.6 million; Adjusted EBITDA Margin on Revenue1 was 12.8 percent; and Diluted EPS was $1.14, up $0.16 or 16.3 percent, while Adjusted Diluted EPS1 was $1.26, up $0.23 or 22.3 percent. Compared to second quarter of fiscal 2021, in second quarter of fiscal 2022 total backlog increased by 18.0 percent to $29.0 billion and the quarterly book-to-bill ratio was 2.03x. As of September 30, 2021, total headcount was 1,590 higher than at the end of the prior year period, an increase of 5.8 percent, and 670 higher than the end of the prior quarter. 1 SECOND QUARTER FY22 (changes are compared to prior fiscal year period) REVENUE: $2.11B +4.3 % EX. BILLABLE EXPENSES1: $1.47B +3.6 % OPERATING INCOME: $218.4M +5.4 % ADJ. OPERATING INCOME1: $243.9M +17.6 % NET INCOME: $154.8M +13.8 % ADJUSTED NET INCOME1: $170.2M +18.6 % EBITDA: $256.0M +12.2 % ADJUSTED EBITDA1: $269.6M +18.1 % DILUTED EPS: $1.14 up from $0.98 ADJUSTED DILUTED EPS1: $1.26 up from $1.03 FINANCIAL SUMMARY Second quarter ended September 30, 2021 - A summary of Booz Allen’s results for the second quarter of fiscal 2022 is below. All comparisons are to the prior year period. A description of key drivers can be found in the Company’s Earnings Call Presentation for the second quarter posted on investors.boozallen.com.

FINANCIAL OUTLOOK The Company reaffirms its previously provided fiscal 2022 guidance, as noted below: CONFERENCE CALL INFORMATION Booz Allen Hamilton will host a conference call at 8 a.m. EDT on Friday, October 29, 2021, to discuss the financial results for its second quarter fiscal 2022. Analysts and institutional investors may participate on the call by dialing (877) 375-9141, International: +1 (253) 237-1151, using the passcode 1856529. The conference call will be webcast simultaneously to the public through a link on the investor relations section of the Booz Allen Hamilton website at investors.boozallen.com. A replay of the conference call will be available online at investors.boozallen.com beginning at 11 a.m. EDT on October 29, 2021 and continuing for 30 days. 1 Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, Adjusted Diluted EPS, Adjusted EBITDA Margin on Revenue and Free Cash Flow are non-GAAP financial measures. See "Non-GAAP Financial Information" below for additional detail. 2 Assumes an effective tax rate of 22–24%; an average share count of 134–137 million, and interest expense of $92–95 million. 2 For the first half of fiscal 2022, net cash provided by operating activities was $470.4 million, as compared to $425.6 million in the prior year period. Free cash flow1 for the first half of fiscal 2022 was $449.7 million, as compared to $407.6 million in the prior year period. The Company declared a regular quarterly dividend of $0.37 per share, which is payable on December 2, 2021 to stockholders of record on November 15, 2021. ABOUT BOOZ ALLEN HAMILTON For more than 100 years, military, government, and business leaders have turned to Booz Allen Hamilton to solve their most complex problems. As a consulting firm with experts in analytics, digital solutions, engineering, and cyber, we help organizations transform. We are a key partner on some of the most innovative programs for governments worldwide and trusted by its most sensitive agencies. We work shoulder-to-shoulder with clients, using a mission-first approach to choose the right strategy and technology to help them realize their vision. With global headquarters in McLean, Virginia, our firm employs approximately 29,200 people globally as of September 30, 2021, and had revenue of $7.9 billion for the 12 months ended March 31, 2021. To learn more, visit www.boozallen.com. (NYSE: BAH) OPERATING PERFORMANCE ORIGINAL FISCAL 2022 GUIDANCE REAFFIRMING FISCAL 2022 GUIDANCE Revenue Growth 7.0 – 10.0% Unchanged Adjusted EBITDA Margin on Revenue Mid 10% Unchanged Adjusted Diluted EPS2 $4.10 – $4.30 Unchanged Net Cash Provided by Operating Activities $800 – $850 million Unchanged FIRST HALF FY22 (changes are compared to prior fiscal year period) REVENUE: $4.10B +3.0 % EX. BILLABLE EXPENSES1: $2.90B +2.7 % OPERATING INCOME: $359.6M (9.9) % ADJ. OPERATING INCOME1: $457.0M +14.4 % NET INCOME: $246.9M (7.0) % ADJUSTED NET INCOME1: $316.0M +15.6 % EBITDA: $425.0M (3.6) % ADJUSTED EBITDA1: $507.8M +15.1 % DILUTED EPS: $1.81 down from $1.90 ADJUSTED DILUTED EPS1: $2.33 up from $1.97 2

NON-GAAP FINANCIAL INFORMATION “Revenue, Excluding Billable Expenses” represents revenue less billable expenses. Booz Allen uses Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its consulting staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. “Adjusted Operating Income” represents operating income before financing transaction costs, supplemental employee benefits due to COVID-19 and acquisition- related costs, including significant acquisition amortization. Booz Allen prepares Adjusted Operating Income to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non- recurring nature or because they result from an event of a similar nature. “Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including financing transaction costs, supplemental employee benefits due to COVID-19, and acquisition- related costs. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. “Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses” is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. Booz Allen prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. “Adjusted Net Income” represents net income before: (i) acquisition costs, (ii) financing transaction costs, (iii) supplemental employee benefits due to COVID-19, (iv) significant acquisition amortization, (v) gain on consolidation of equity method investment, (vi) research and development tax credits, (vii) release of income tax reserves, (viii) loss on debt extinguishment and (ix) amortization or write-off of debt issuance costs and debt discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. Booz Allen prepares Adjusted Net Income to eliminate the impact of items, net of tax, it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non- recurring nature or because they result from an event of a similar nature. Booz Allen views Adjusted Net Income as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two- class method as disclosed in the footnotes to the condensed consolidated financial statements of the Company's Form 10-K for the fiscal year end March 31, 2021. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property, equipment and software. Booz Allen utilizes and discusses in this release Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS because management uses these measures for business planning purposes, including managing its business against internal projected results of operations and measuring its performance. Management views Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS as measures of the core operating business, which exclude the impact of the items detailed in the supplemental exhibits, as these items are generally not operational in nature. These supplemental performance measures also provide another basis for comparing period to period results by excluding potential differences caused by non-operational and unusual or non-recurring items. Management also utilizes Revenue, Excluding Billable Expenses because it provides management useful information about the Company’s operating performance by excluding the impact of costs that are not indicative of the level of productivity of its consulting staff headcount and its overall direct labor, which management believes provides useful information to its investors about its core operations. Booz Allen also utilizes and discusses Free Cash Flow in this release because management uses this measure for business planning purposes, measuring the cash generating ability of the operating business and measuring liquidity generally. Booz Allen presents these supplemental measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable, and to enable them to assess Booz Allen’s performance on the same basis as management. These non-GAAP measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. 3

Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow are not recognized measurements under GAAP and when analyzing Booz Allen’s performance or liquidity, as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted Earnings per Share, and net cash provided by operating activities to Free Cash Flow, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income or diluted EPS as measures of operating results, each as defined under GAAP, and (iii) use Free Cash Flow, in addition to, and not as an alternative to, net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. Exhibit 4 includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. With respect to our expectations under “Financial Outlook” above, a reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward- looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2022. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. In addition, management may discuss its expectation for EBITDA margin for fiscal 2022 from time to time. A reconciliation of EBITDA margin guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. FORWARD LOOKING STATEMENTS Certain statements contained in this press release and in related comments by our management include “forward- looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, and Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These risks and other factors include: • any issue that compromises our relationships with the U.S. government or damages our professional reputation, including negative publicity concerning government contractors in general or us in particular; • changes in U.S. government spending, including a continuation of efforts by the U.S. government to decrease spending for management support service contracts, and mission priorities that shift expenditures away from agencies or programs that we support or as a result of the U.S. administration transition; • efforts by Congress and other U.S. government bodies to reduce U.S. government spending and address budgetary constraints, and the U.S. deficit, as well as associated uncertainty around the timing, extent, nature, and effect of such efforts; • delayed funding of our contracts due to uncertainty relating to funding of the U.S. government and a possible failure of Congressional efforts to approve such funding and to craft a long-term agreement on the U.S. government’s ability to incur indebtedness in excess of its current limits prior to December 3, 2021, the date on which legislation relating to the U.S. government's debt limit expires, or changes in the pattern or timing of government funding and spending; • U.S. government shutdowns as a result of the failure by elected officials to fund the government; 4

5 • failure to comply with numerous laws and regulations, including, but not limited to, the Federal Acquisition Regulation (FAR), the False Claims Act, the Defense Federal Acquisition Regulation Supplement and FAR Cost Accounting Standards and Cost Principles; • the effects of COVID-19, and other pandemics or widespread health epidemics, including disruptions to our workforce and the impact on government spending and demand for our solutions, as well as the impact of our Company policy requiring full COVID-19 vaccinations of all employees, except for employees who qualify for medical or religious exemptions; • our ability to compete effectively in the competitive bidding process and delays or losses of contract awards caused by competitors’ protests of major contract awards received by us; • variable purchasing patterns under U.S. government General Services Administration Multiple Award schedule contracts, or GSA, schedules, blanket purchase agreements and indefinite delivery, indefinite quantity, or IDIQ, contracts; • the loss of GSA schedules, or our position as prime contractor on government-wide acquisition contract vehicles, or GWACs; • changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time, and resources for our contracts; • changes in estimates used in recognizing revenue; • our ability to realize the full value of and replenish our backlog, generate revenue under certain of our contracts and the timing of our receipt of revenue under contracts included in backlog; • internal system or service failures and security breaches, including, but not limited to, those resulting from external or internal cyber attacks on our network and internal systems; • risks related to the implementation and operation of new financial management systems; • an inability to attract, train, or retain employees with the requisite skills and experience; • an inability to timely hire, assimilate and effectively utilize our employees, ensure that employees obtain and maintain necessary security clearances and/or effectively manage our cost structure; • the loss of members of senior management or failure to develop new leaders; • misconduct or other improper activities from our employees or subcontractors, including the improper use or release of our clients’ sensitive or classified information; • increased competition from other companies in our industry; • failure to maintain strong relationships with other contractors or the failure of contractors with which we have entered into a sub- or prime- contractor relationship to meet their obligations to us or our clients; • inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; • failure to comply with special U.S. government laws and regulations relating to our international operations; • risks associated with increased competition, new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; • risks related to changes to our operating structure, capabilities, or strategy intended to address client needs, grow our business or respond to market developments; • the adoption by the U.S. government of new laws, rules, and regulations, such as those relating to organizational conflicts of interest issues or limits; • risks related to completed and future acquisitions, including our ability to realize the expected benefits from such acquisitions; • the incurrence of additional tax liabilities, including as a result of changes in tax laws or management judgments involving complex tax matters; • risks inherent in the government contracting environment; • continued efforts to change how the U.S. government reimburses compensation-related costs and other expenses or otherwise limit such reimbursements and an increased risk of compensation being deemed unreasonable and unallowable or payments being withheld as a result of U.S. government audit, review, or investigation; • increased insourcing by various U.S. government agencies due to changes in the definition of “inherently governmental” work, including proposals to limit contractor access to sensitive or classified information and work assignments; • the size of our addressable markets and the amount of U.S. government spending on private contractors; • risks related to our indebtedness and credit facilities which contain financial and operating covenants; and • the impact of changes in accounting rules and regulations, or interpretations thereof, that may affect the way we recognize and report our financial results, including changes in accounting rules governing recognition of revenue. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K filed with the SEC on May 21, 2021 and our Quarterly Report on Form 10-Q filed with the SEC on October 29, 2021. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. 5

Exhibit 1 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Operations (UNAUDITED) 6 Three Months Ended September 30, Six Months Ended September 30, (Amounts in thousands, except per share data) 2021 2020 2021 2020 Revenue $ 2,106,038 $ 2,019,185 $ 4,095,104 $ 3,975,638 Operating costs and expenses: Cost of revenue 947,689 942,597 1,910,408 1,891,499 Billable expenses 640,120 603,652 1,195,665 1,152,729 General and administrative expenses 262,260 244,700 564,060 490,555 Depreciation and amortization 37,602 21,015 65,347 41,747 Total operating costs and expenses 1,887,671 1,811,964 3,735,480 3,576,530 Operating income 218,367 207,221 359,624 399,108 Interest expense (24,254) (19,787) (45,524) (40,022) Other income (expense), net 6,848 (12,034) 6,315 (12,870) Income before income taxes 200,961 175,400 320,415 346,216 Income tax expense 46,127 39,319 73,479 80,806 Net income $ 154,834 $ 136,081 $ 246,936 $ 265,410 Earnings per common share: Basic $ 1.14 $ 0.98 $ 1.82 $ 1.91 Diluted $ 1.14 $ 0.98 $ 1.81 $ 1.90 6

Exhibit 2 Booz Allen Hamilton Holding Corporation Condensed Consolidated Balance Sheets (Amounts in thousands, except share and per share data) September 30, 2021 March 31, 2021 (Unaudited) Assets Current assets: Cash and cash equivalents $ 788,697 $ 990,955 Accounts receivable, net 1,511,579 1,411,894 Prepaid expenses and other current assets 119,633 233,323 Total current assets 2,419,909 2,636,172 Property and equipment, net of accumulated depreciation 195,214 204,642 Operating lease right-of-use assets 234,150 239,374 Intangible assets, net of accumulated amortization 682,280 307,128 Goodwill 2,022,830 1,581,160 Other long-term assets 471,409 531,125 Total assets $ 6,025,792 $ 5,499,601 Liabilities and stockholders' equity Current liabilities: Current portion of long-term debt $ 68,379 $ 77,865 Accounts payable and other accrued expenses 858,805 666,971 Accrued compensation and benefits 384,694 425,615 Operating lease liabilities 55,258 54,956 Other current liabilities 70,148 65,698 Total current liabilities 1,437,284 1,291,105 Long-term debt, net of current portion 2,764,083 2,278,731 Operating lease liabilities, net of current portion 254,103 263,144 Deferred tax liabilities 282,344 364,461 Other long-term liabilities 239,880 230,984 Total liabilities 4,977,694 4,428,425 Stockholders’ equity: Common stock, Class A — $0.01 par value — authorized, 600,000,000 shares; issued, 163,627,651 shares at September 30, 2021 and 162,950,606 shares at March 31, 2021; outstanding, 134,325,110 shares at September 30, 2021 and 136,246,029 shares at March 31, 2021 1,636 1,629 Treasury stock, at cost — 29,302,541 shares at September 30, 2021 and 26,704,577 shares at March 31, 2021 (1,433,136) (1,216,163) Additional paid-in capital 600,930 557,957 Retained earnings 1,902,667 1,757,524 Accumulated other comprehensive loss (23,999) (29,771) Total stockholders’ equity 1,048,098 1,071,176 Total liabilities and stockholders’ equity $ 6,025,792 $ 5,499,601 77

Exhibit 3 Booz Allen Hamilton Holding Corporation Condensed Consolidated Statements of Cash Flows (UNAUDITED) 8 Six Months Ended September 30, (Amounts in thousands) 2021 2020 Cash flows from operating activities Net income $ 246,936 $ 265,410 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 65,347 41,747 Noncash lease expense 27,664 26,891 Stock-based compensation expense 28,428 25,632 Amortization of debt issuance costs 2,294 2,176 Loss on debt extinguishment 2,515 13,239 (Gains) losses on dispositions, and other (3,018) 25 Gain on consolidation of equity method investment (5,666) — Changes in assets and liabilities: Accounts receivable, net (43,125) (8,606) Deferred income taxes and income taxes receivable / payable 59,350 51,846 Prepaid expenses and other current and long-term assets (27,747) (13,943) Accrued compensation and benefits (25,268) 22,788 Accounts payable and other accrued expenses 149,586 154,140 Other current and long-term liabilities (17,550) (15,321) Net cash provided by operating activities 459,746 566,024 Cash flows from investing activities Purchases of property, equipment, and software (29,675) (38,084) Cash paid for acquisitions, net of cash acquired (779,581) — Cash paid for cost method investment (2,000) — Net cash used in investing activities (811,256) (38,084) Cash flows from financing activities Proceeds from issuance of common stock 11,526 9,092 Stock option exercises 3,016 6,492 Repurchases of common stock (232,381) (116,291) Cash dividends paid (101,869) (86,836) Debt extinguishment costs — (8,971) Repayments on revolving credit facility and term loan (78,067) (488,933) Net proceeds from debt issuance 487,027 691,496 Proceeds from revolving credit facility 60,000 — Other financing activities — (700) Net cash provided by financing activities 149,252 5,349 Net (decrease) increase in cash and cash equivalents (202,258) 533,289 Cash and cash equivalents — beginning of period 990,955 741,901 Cash and cash equivalents — end of period $ 788,697 $ 1,275,190 Supplemental disclosures of cash flow information Net cash paid during the period for: Interest $ 27,658 $ 32,282 Income taxes $ 15,249 $ 24,451 8

Exhibit 4 - Booz Allen Hamilton Holding Corporation Non-GAAP Financial Information (UNAUDITED) 9 Three Months Ended September 30, Six Months Ended September 30, (In thousands, except share and per share data) 2021 2020 2021 2020 Revenue, Excluding Billable Expenses Revenue $ 2,106,038 $ 2,019,185 $ 4,095,104 $ 3,975,638 Less: Billable expenses 640,120 603,652 1,195,665 1,152,729 Revenue, Excluding Billable Expenses $ 1,465,918 $ 1,415,533 $ 2,899,439 $ 2,822,909 Adjusted Operating Income Operating Income $ 218,367 $ 207,221 $ 359,624 $ 399,108 Acquisition costs (a) 13,680 — 80,469 — Financing transaction costs (b) — — 2,348 — COVID-19 supplemental employee benefits (c) — 167 — 509 Significant acquisition amortization (d) $ 11,868 $ — $ 14,526 $ — Adjusted Operating Income $ 243,915 $ 207,388 $ 456,967 $ 399,617 EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses Net income $ 154,834 $ 136,081 $ 246,936 $ 265,410 Income tax expense 46,127 39,319 73,479 80,806 Interest and other, net (e) 17,406 31,821 39,209 52,892 Depreciation and amortization 37,602 21,015 65,347 41,747 EBITDA $ 255,969 $ 228,236 $ 424,971 $ 440,855 Acquisition costs (a) 13,680 — 80,469 — Financing transaction costs (b) — — 2,348 — COVID-19 supplemental employee benefits (c) — 167 — 509 Adjusted EBITDA $ 269,649 $ 228,403 $ 507,788 $ 441,364 Adjusted EBITDA Margin on Revenue 12.8% 11.3% 12.4% 11.1 % Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses 18.4% 16.1% 17.5% 15.6 % Adjusted Net Income Net income $ 154,834 $ 136,081 $ 246,936 $ 265,410 Acquisition costs (a) 13,680 — 80,469 — Financing transaction costs (b) — — 2,348 — COVID-19 supplemental employee benefits (c) — 167 — 509 Significant acquisition amortization (d) 11,868 — 14,526 — Gain on consolidation of equity method investment (f) (5,666) — (5,666) — Research and development tax credits (g) — (2,928) — (2,928) Release of income tax reserves (h) — — — (29) Loss on debt extinguishment (i) — 13,239 — 13,239 Amortization and write-off of debt issuance costs and debt discount 816 563 1,703 1,017 Adjustments for tax effect (j) (5,381) (3,640) (24,279) (3,839) Adjusted Net Income $ 170,151 $ 143,482 $ 316,037 $ 273,379 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 135,316,429 138,747,640 135,847,548 139,004,382 Adjusted Net Income Per Diluted Share (k) $ 1.26 $ 1.03 $ 2.33 $ 1.97 Free Cash Flow Net cash provided by operating activities $ 470,408 $ 425,606 $ 459,746 $ 566,024 Less: Purchases of property, equipment and software (20,667) (18,026) (29,675) (38,084) Free Cash Flow $ 449,741 $ 407,580 $ 430,071 $ 527,940 (a) Represents costs associated with the acquisition efforts of the Company related to transactions for which the Company has entered into a letter of intent to acquire a controlling financial interest in the target entity. Acquisition costs primarily include costs associated with (i) due diligence activities, (ii) compensation expenses associated with employee retention, and (iii) legal and advisory fees associated with the completion of the acquisitions of Liberty IT Solutions, LLC ("Liberty") and Tracepoint Holdings, LLC ("Tracepoint"). (b) Reflects expenses associated with debt financing activities incurred during the first quarter of fiscal 2022. (c) Represents the supplemental contribution to employees' dependent care FSA accounts in response to COVID-19. (d) Amortization expense associated with acquired intangibles from significant acquisitions. Significant acquisitions include acquisitions which the Company considers to be beyond the scope of our normal operations. Significant acquisition amortization includes amortization expense associated with the acquisition of Liberty for the first quarter of fiscal 2022. (e) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations. (f) Represents the Company’s remeasurement of its previously held equity method investment in Tracepoint to its fair value which resulted in a gain upon the acquisition of a controlling financial interest in Tracepoint. (g) Reflects tax credits, net of reserves for uncertain tax positions, recognized in fiscal 2021 related to an increase in research and development credits available for fiscal years 2016 to 2019. (h) Release of pre-acquisition income tax reserves assumed by the Company in connection with the Carlyle acquisition. (i) Reflects the loss on debt extinguishment resulting from the redemption of Booz Allen Hamilton Inc.'s 5.125% Senior Notes due 2025, including $9.0 million of the premium paid at redemption, and write-off of the unamortized debt issuance cost. (j) Reflects the tax effect of adjustments at an assumed effective tax rate of 26%, which approximates the blended federal and state tax rates, and consistently excludes the impact of other tax credits and incentive benefits realized. (k) Excludes adjustments of approximately $1.1 million and $1.5 million of net earnings for the three and six months ended September 30, 2021, respectively, and excludes adjustments of approximately $0.8 million and $1.5 million of net earnings for the three and six months ended September 30, 2020, respectively, associated with the application of the two-class method for computing diluted earnings per share. 9

1 0 Exhibit 5 Booz Allen Hamilton Holding Corporation Operating Data As of September 30, (Amounts in millions) 2021 2020 Backlog* Funded $ 4,917 $ 4,482 Unfunded 9,528 6,159 Priced Options 14,550 13,933 Total Backlog $ 28,995 $ 24,574 Three Months Ended September 30, Six Months Ended September 30, 2021 2020 2021 2020 Book-to-Bill ** 2.03 1.77 1.68 1.97 ** Book-to-bill is calculated as the change in total backlog during the relevant fiscal period plus the relevant fiscal period revenue, all divided by the relevant fiscal period revenue. As of September 30, 2021 2020 Headcount Total Headcount 29,228 27,638 Consulting Staff Headcount 26,120 24,772 Three Months Ended September 30, Six Months Ended September 30, 2021 2020 2021 2020 Percentage of Total Revenue by Contract Type Cost-Reimbursable 53% 56% 55% 56% Time-and-Materials 24% 25% 24% 25% Fixed-Price 23% 19% 21% 19% 10 * Backlog presented as of September 30, 2021 includes backlog acquired from the Company's acquisitions made during the six months ended September 30, 2021. Total backlog acquired was approximately $2.1 billion as of September 30, 2021.